STERLING CAPITAL FUNDS

SUPPLEMENT DATED FEBRUARY 29, 2024

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2024

This Supplement provides new and additional information beyond that contained in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2024:

On February 2, 2024, Guardian Capital Group Limited (“Guardian”) announced that it had entered into a unit purchase agreement under which Guardian’s wholly owned subsidiary, Guardian Capital LLC, will acquire 100% of the ownership interests of Sterling Capital Management LLC (“Sterling Capital”) from Truist Financial Corporation (“Truist”) (the “Acquisition”). The closing of the Acquisition (the “Closing”) is subject to certain conditions and is expected to take place in the second quarter of 2024.

Guardian has indicated that, following the Closing, it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals, providing continuity, stability and continued excellence for Sterling clients.

The Acquisition will result in a change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreement between Sterling Capital and Sterling Capital Funds, on behalf of each of its series (the “Funds”), the Acquisition may be deemed an assignment of the investment advisory agreement and result in its automatic termination. In anticipation of the termination of the existing investment advisory agreement, it is expected that the Board will consider a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling, including identical advisory fees.

At a special meeting of shareholders of the Funds expected to be held prior to the Closing, shareholders will be asked to consider and approve the new investment advisory agreement. Shareholders of record of each Fund as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Acquisition and the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.